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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES
                                               EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported)  DECEMBER 7, 2001
                                                           ----------------



                               PLANET ZANETT, INC.
              ----------------------------------------------------
               (Exact name of registrant as specified in charter)



     DELAWARE                           0-2706                  56-4389547
--------------------------------------------------------------------------------
(State or other jurisdiction    (Commission File Number)     (IRS Employer
of incorporation)                                            Identification No.)


              135 East 57th Street, 15th Floor, New York, NY 10022
              ---------------------------------------------- -----
               (Address of principle executive offices) (Zip Code)


                                  212-980-4600
                         (Registrant's telephone number)


                      ------------------------------------


                     Exhibit Index appears on Page 6 hereof


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ITEM 2.    ACQUISITION OR DISPOSITION OF ASSETS.

         On December 7, 2001, pursuant to the terms of an Agreement and Plan of Merger (the "MERGER AGREEMENT") dated as of December 7, 2001, among Planet Zanett, Inc. (the "COMPANY"), Planet Zanett Merger Sub BBT, Inc., a wholly owned subsidiary of the Company ("MERGER SUB"), Back Bay Technologies, Inc. ("BBT"), and the shareholders of BBT, Marc P. Maselli ("MASELLI") and Curtis D. Stevenson ("STEVENSON", and collectively with Maselli, the "BBT SHAREHOLDERS"), the Company acquired BBT through a merger (the "MERGER") of BBT with and into Merger Sub.

         BBT is a Massachusetts-based technology consulting firm serving large corporate clients in New England. Upon consummation of the Merger, the separate corporate existence of BBT ceased, and the name of Merger Sub was changed to Back Bay Technologies, Inc. ("NEW BBT").

         The maximum aggregate consideration, which was derived through arms-length negotiations, to be paid by the Company to the BBT Shareholders is $6,000,000, based on cash and shares of the Company's common stock ("COMMON STOCK") valued at $2.00 per share. Initial consideration of $1,500,000 in cash and 1,000,000 shares of Common Stock was paid to the BBT Shareholders at closing. In addition, the BBT Shareholders are eligible to receive additional consideration in each of the three successive annual periods commencing on January 1, 2002 based upon the earnings performance of New BBT. The additional consideration consists of an aggregate maximum payment of $416,667 in cash in each period and an aggregate maximum of 208,333 shares of Common Stock in each period. The Common Stock issued or issuable to the BBT Shareholders pursuant to the Merger Agreement (and common stock issuable pursuant to the exercise of stock options granted to the BBT Shareholders after the consummation of the Merger) (the "SHARES") is subject to certain transfer restrictions until November 1, 2005. A portion of the Shares will be released from such restrictions when the closing bid price per share of the Common Stock equals or exceeds certain price targets.

         The Company obtained the cash portion of the purchase price paid at closing by executing a promissory note (the "NOTE") in favor of a private investor. The Note has a maturity date of December 31, 2003 and requires quarterly cash payments of interest beginning March 31, 2002, at the rate of eleven percent (11%) per annum. Principal is repayable in cash at maturity. The Note may be pre-paid without penalty.

         In connection with the Merger, New BBT entered into employment agreements with each of Maselli, President of New BBT, and Stevenson, Chief Financial Officer of New BBT. Pursuant to the employment agreements, each BBT Shareholder will be employed by New BBT for a three-year period unless earlier terminated by such BBT Shareholder or New BBT. As compensation, each BBT Shareholder will receive a base salary of $200,000 per year. In addition, New BBT may pay each BBT Shareholder an annual year-end bonus. Each BBT Shareholder will also be eligible to participate in New BBT's profit-sharing plan. Should a BBT Shareholder be terminated by New BBT other than for "Cause", or should a BBT Shareholder terminate his employment for "Good Reason", such BBT Shareholder will be entitled to receive (i) the installments of such BBT Shareholder's base salary not yet paid, payable when and as if such BBT Shareholder


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had continued to be employed by New BBT until the six month anniversary of the date of such termination, and (ii) the continued benefits for such six month period.

         All outstanding options to purchase BBT stock have been converted, pursuant to the Merger Agreement, into options to acquire stock of the Company. The options have varying exercise prices and vesting periods as provided for in the Merger Agreement.

         The Company has undertaken to file a registration statement on or before July 1, 2002 covering the resale of the Shares and will use reasonable efforts to maintain the effectiveness of such registration statement until December 7, 2004. In addition, in all matters submitted to a vote of the stockholders of the Company, each BBT Shareholder has agreed to vote the shares of Common Stock issued to him pursuant to the Merger Agreement that have not been released to the Shareholder as contingent stock consideration, as directed in writing by Claudio Guazzoni, President of the Company, and David McCarthy, Chief Executive Officer of the Company.

         Copies of the Merger Agreement, the Employment Agreements and the Note are attached hereto as Exhibits 2.1, 10.1, 10.2 and 10.3, respectively.

ITEM 7.    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (a)      Financial Statements of Business Acquired.

         It is impracticable at the time of the filing of this Current Report on Form 8-K to provide the required financial statements for BBT. Accordingly, the Company will file the required financial statements under cover of an Amendment to this Current Report on Form 8-K as soon as practicable, but in any event, not later than 60 days after the date on which this Current Report on Form 8-K is required to be filed with the Securities and Exchange Commission.

         (b)      Pro Forma Financial Information.

         It is impracticable at the time of the filing of this Current Report on Form 8-K to provide the required pro forma financial information related to the Merger. Accordingly, the Company will file the required pro forma financial information under cover of an Amendment to this Current Report on Form 8-K as soon as practicable, but in any event, not later than 60 days after the date on which this Current Report on Form 8-K is required to be filed with the Securities and Exchange Commission.

         (c)      Exhibits (referenced in item 601 of Regulation S-K)


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         2.1      Agreement and Plan of Merger dated as of December 7, 2001
                  among Back Bay Technologies, Inc., Planet Zanett, Inc., Planet Zanett Merger Sub BBT, Inc., Marc P. Maselli and Curtis D. Stevenson.

         10.1 Employment Agreement dated as of December 7, 2001 between Back Bay Technologies, Inc. and Marc P. Maselli.

         10.2 Employment Agreement dated as of December 7, 2001 between Back Bay Technologies, Inc. and Curtis D. Stevenson.

         10.3 3 year Promissory Note in the amount of $1,500,000 dated December 7, 2001.

         99.1     Press Release issued by Planet Zanett, Inc. dated December 10,
                  2001.










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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                          PLANET ZANETT, INC.



Date: December 21, 2001                   By: /s/ David M. McCarthy
                                             -----------------------------------
                                          Name:    David M. McCarthy
                                          Title:   Chief Executive Officer









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                                  EXHIBIT INDEX
                                  -------------

     Exhibit No.   Description
     ----------    -----------

         2.1 Agreement and Plan of Merger dated as of December 7, 2001 among Back Bay Technologies, Inc., Planet Zanett, Inc., Planet Zanett Merger Sub BBT, Inc., Marc P. Maselli and Curtis D. Stevenson.

         10.1 Employment Agreement dated as of December 7, 2001 between Back Bay Technologies, Inc. and Marc P. Maselli.

         10.2 Employment Agreement dated as of December 7, 2001 between Back Bay Technologies, Inc. and Curtis D. Stevenson.

         10.3 3 year Promissory Note in the amount of $1,500,000 dated December 7, 2001.

         99.1      Press Release issued by Planet Zanett, Inc. dated December
                   10, 2001.









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